EXHIBIT 10.1

Guskin Gold Corp. (OTCQB:GKIN) Q3 2022 Investor Kit Now Available

SAN JOSE, CA - September 14, 2022 - Guskin Gold Corp (OTCQB:GKIN) ("Guskin Gold" or the "Company"), is pleased to announce the publication of our Q3 2022 Investor Kit.

Our Investor Kit gives you an up-to-date overview of our company with information that may help you decide whether Guskin Gold is right for your investment portfolio. The Investor Kit includes two documents; a 4-page Investor Fast Facts and a 22-page Investor Deck. The Company directs interested investors to rely on information contained on our website, through our press releases, and /or our filings with the Securities Exchange Commission, together with advice from an independent and qualified financial advisor to see if an investment in Guskin is suitable for their circumstances.

Download the Guskin Gold Investor Kit here:

www.guskingold.com/investor-presentations

You can sign up for our investor newsletter here:

www.guskingold.com/subscribe

Financial reporting, SEC registration details as well as a list of all the Company’s documents (S-1, Prospectus, Current Reports, 8-K, 10K, Annual Reports) can be found here:

https://sec.report/CIK/0001509786

The Company trading symbol is GKIN and stock price and trade information can be found here:

https://www.otcmarkets.com/stock/GKIN/overview

About Guskin Gold Corp.

Guskin Gold Corp. (OTCQB:GKIN) is a mining company publicly traded in the United States, with its head office in Santa Clara, California. Guskin is focused on gold exploration and mining in Ghana, the number one gold producer in Africa and seventh largest gold producing country in the world. The Company's leadership team is world-class. Many are native to Ghana, all offer specialised expertise in the business of gold exploration, mining, public markets, and finance. And all are passionately committed to the success of the Company, our partners, and investors.

For additional information on Guskin Gold please visit www.guskingold.com.

Follow us on Facebook and LinkedIn here: www.facebook.com/guskin.gold and

www.linkedin.com/in/guskingold

Company Contact Information

Mrs. Naana Asante

Chief Executive Officer

naana.asante@guskingold.com

www.guskingold.com

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Forward-Looking Statements and Disclosure

This news release contains "forward-looking statements" which are not purely historical and may include any statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the development, costs and results of new business opportunities and words such as "anticipate", "seek", intend", "believe", "estimate", "expect", "project", "plan", or similar phrases may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with the exploration and exploitation of the “Tepa Gold Mine”, and/or “Kukuom” Concession, new mineral and/or gold projects, securing necessary financing, the future of the U.S. and global economies, the impact of competition, and the Company's reliance on existing regulations pertaining to the mining and exploration of mineral properties in Ghana and internationally. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although we believe that any beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Investors should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in our annual report on Form 10-K, our quarterly reports on Form 10-Q and other periodic reports filed from time-to-time with the Securities and Exchange Commission. For more information, please visit www.sec.gov.

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